SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C.  20549
                                 FORM 8-K
                              CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date  of  Report (Date of earliest event reported): May 21, 1998



                         PaperClip Software, Inc.

Exact name of registrant as specified in its charter)




    Delaware                       0-26598            22-313-7907
    (State or other                (Commission File   (IRS Employer
    jurisdiction of                Number)            Identification
    incorporation)                                    Number)



   611 Route 46, Hasbrouck Heights, New Jersey 07604 (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code: (201) 329-6300

                         NOT APPLICABLE
(Former name or former address, if changed since last report.)

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



     Item 5.   Other Events.


     On May 21, 1998, PaperClip Software, Inc. (the "Company"), PaperClip Acquisition Corp. and Access Solutions International, Inc. ("Access Solutions") entered into an agreement to amend the existing Merger Agreement between the parties to, among other things, extend the expiration date for the consummation of the Company's previously announced merger with and into a newly formed wholly-owned subsidiary of Access Solutions until August 24, 1998. The Company and Access Solutions also entered into agreements to amend (i) the Management Agreement between the Company and Access Solutions to extend the date on which amounts owed by the Company to Access Solutions pursuant to the Management Agreement are due, until August 24, 1998, and (ii) the Company's Promissory Note to Access Solutions to extend the maturity date of the Promissory Note until August 24, 1998. Each such agreement is annexed hereto as an exhibit.

     On May 27, 1998, the Company and Access Solutions issued a joint press release (the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.
    (c)  Exhibits.
          10.28 Tenth Amendment to Agreement and Plan of Merger between PaperClip Software, Inc., PaperClip Acquisition Corp. and Access Solutions International, Inc., dated as of April 22, 1998.

          10.29 Second Amendment to Management Agreement between PaperClip Software, Inc. and Access Solutions International, Inc., dated as of April 22, 1998.

          10.30 Tenth Amendment to Convertible Promissory Note between PaperClip Software, Inc. and Access Solutions International, Inc. dated as of April 22, 1998.

          99.1 Joint Press Release of PaperClip Software, Inc. and Access Solutions, Inc. dated May 27, 1998.

                                    SIGNATURE





    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           PAPERCLIP SOFTWARE, INC.


                                           By:/S/William Weiss
                                           Name: William Weiss
                                           Title: Chief Executive Officer

Date: June 5, 1998

                                INDEX TO EXHIBITS




Exhibit No.                                             Page No.
10.28             Tenth Amendment to Agreement and
                  Plan of Merger between PaperClip
                  Software, Inc., PaperClip Acquisition
                  Corp. and Access Solutions
                  International, Inc., dated as
                  of April 22, 1998.                        6

10.29             Second Amendment to Management
                  Agreement between PaperClip
                  Software, Inc. and Access Solutions
                  International, Inc.,
                  dated as of April 22, 1998.              11

10.30             Tenth Amendment to Convertible
                  Promissory Note between PaperClip
                  Software, Inc. and Access Solutions
                  International, Inc. dated as of
                  April 22, 1998.                          13

99.1              Joint Press Release of PaperClip
                  Software, Inc. and Access
                  Solutions, Inc. dated May 27, 1998.      15




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